RESTRICTED NET ASSETS	12 Months Ended
Sep. 30, 2012
RESTRICTED NET ASSETS [Abstract]
RESTRICTED NET ASSETS
16.	RESTRICTED NET ASSETS

Relevant PRC statutory laws and regulations permit payments of dividends by the Group's PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company's subsidiaries.

In accordance with the Regulations on Enterprises with Foreign Investment of China and their articles of association, a foreign invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise's PRC statutory accounts, which is presented at cumulative deficits accounts in equity section of balance sheet. A wholly-owned foreign invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise's PRC statutory accounts. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Champion Technology and Champion Education Technology were established as wholly-owned foreign invested enterprises and therefore are subject to the above mandated restrictions on distributable profits.

Additionally, in accordance with the Company Law of the PRC, a domestic enterprise is required to provide statutory common reserve at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise's PRC statutory accounts. A domestic enterprise is also required to provide for discretionary surplus reserve, at the discretion of the board of directors, from the profits determined in accordance with the enterprise's PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. As a result of these PRC laws and regulations, the appropriation to the statutory reserve amounted to US$1,076, US$2,388 and US$3,206 for the years ended September 30, 2010, 2011 and 2012, respectively.

As a result of these PRC laws and regulations and the requirement that distributions by the Group's entities in the PRC can only be paid out of distributable profits reported in accordance with PRC accounting standards, the Group's entities in the PRC are restricted from transferring a portion of their net assets to the Company. The restricted amounts include the paid-in capital and statutory reserves of the Group's entities in the PRC. The aggregate amount of paid-in capital and statutory reserves, which represented the amount of net assets of the Group's entities in the PRC (mainland) not available for distribution, was US$17,218, US$15,612 and US$ 17, 835, as of September 30, 2010, 2011 and 2012, respectively.